October 30, 2020

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	The First Western Funds Trust File Nos. 811-22691; 333-180717 Post-Effective Amendment No. 8

Ladies and Gentlemen:

On behalf of The First Western Funds Trust (the “Registrant”), attached for filing under the Securities Act of 1933 and the Investment Company Act of 1940 is Post-Effective Amendment No. 8 (the “Amendment”) to Registrant’s registration statement on Form N-1A.

The Amendment, which is being filed pursuant to Rule 485(a) under the Securities Act of 1933, is for the purpose of including disclosures related to a proposed change in control of the investment adviser to the Registrant, First Western Capital Management Company (the “Adviser”). On September 18, 2020, First Western Financial, Inc., the parent company of the Adviser, entered into an agreement with Lido Advisors, LLC (“Lido”) and Lido’s affiliate Oakhurst Advisors, LLC (“Oakhurst”) to sell its Los Angeles based fixed-income portfolio management team and its mutual fund business to Lido and Oakhurst (the “Transaction”). Subject to the approval of the Board, it is expected that Oakhurst Capital Management, LLC (“OCM”), a registered investment adviser jointly owned by Oakhurst and F/m Acceleration, will become the interim investment adviser to each of the Funds on a date yet to be determined, pursuant to Interim Advisory Agreements between the Registrant and OCM with respect to the Funds. Subject to approval by the Registrant’s shareholders at a later date, Oakhurst will serve as the investment adviser and OCM will serve as the sub-adviser to the Funds.

Please contact the undersigned at 513/346-4181 with any questions or comments concerning this filing.

Very truly yours,

/s/ Betsy Santen

Betsy Santen

Assistant Secretary

The First Western Funds Trust

Ultimus Fund Solutions, LLC | 225 Pictoria Drive, Suite 450 | Cincinnati, OH 45246 | 513.587.3400 | fax 513.587.3450

www.ultimusfundsolutions.com